Exhibit  99.1  (b)

                 CERTIFICATION  PURSUANT  TO  18  U.S.C.  SS  1350

AS  ADOPTED  PURSUANT  TO  SECTION  906  OF  THE  SABANES-OAXLEY  ACT  OF  2002

In  connection  with  the  Qurterly  Report  of Knowledge Foundations, Inc. (the
"Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Robert
A. Dietrich, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/S/  Robert  A.  Dietrich
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Robert  A.  Dietrich
                                            Chief  Accounting  Officer